UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Boulevard, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2019, Elaine Jones was appointed to the Board of CytomX Therapeutics, Inc. (the “Company”), effective May 1, 2019, as a Class II director, with an initial term expiring at the Company’s 2020 annual meeting of stockholders, filling a vacancy.

Ms. Jones will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2018. Pursuant to this program, upon appointment to the Board, Ms. Jones will receive an option under the Company’s 2015 Equity Incentive Plan to purchase 28,000 shares of the Company’s common stock with an exercise price of the closing price of the Company’s common stock on May 1, 2019, the effective date of Ms. Jones’ appointment. The option will vest and become exercisable as to 1/36th of the shares subject to the option on each monthly anniversary of the date of appointment to the Board, subject to Ms. Jones’ continued service to the Company through each applicable vesting date. The Company is entering into an indemnification agreement with Ms. Jones, the form of which was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 2015.

There have not been any transactions since the beginning of the Company’s last fiscal year, nor are there any proposed transactions, in which the Company was or is to be a participant involving amounts exceeding $120,000 and in which Ms. Jones had or will have a direct or indirect material interest. There are no arrangements or understandings between Ms. Jones and the Company or any other persons pursuant to which Ms. Jones was appointed as a director of the Company.

On April 22, 2019, the Company issued a press release announcing the appointment described above, which is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	Press Release of CytomX Therapeutics, Inc., dated April 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: April 22, 2019	By:	/s/ Lloyd Rowland
Lloyd Rowland
SVP, General Counsel